UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 6723

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

James Nathanielsz’s Amended and Restated Employment Agreement

On May 14, 2019 (the “Effective Date”), Propanc Biopharma, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with James Nathanielsz, the Company’s Chief Executive Officer, Chairman acting Chief Financial Officer and a director, for a term of three years (the “Term”), subject to automatic one-year renewals, at an annual salary of $400,000 AUD. Mr. Nathanielsz is also eligible to earn an annual fiscal year cash performance bonus for each fiscal year of his employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s senior executives. Mr. Nathanielsz’s “target” performance bonus shall be 200% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Mr. Nathanielsz was also granted options (the “Nathanielsz Options”) to purchase 19,500,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), with an exercise price per share equal to 110% of the closing market price of the Common Stock on the date of approval of such grant by the Company’s Board of Directors (the “Board”), (ii) 19,500,000 restricted stock units of the Company (the “Initial Nathanielsz RSUs”), and (iii) an additional 19,500,000 restricted stock units of the Company (the “Additional Nathanielsz RSUs” and together with the Initial Nathanielsz RSUs, the “Nathanielsz RSUs”). The Nathanielsz Options and the Nathanielsz RSUs were granted pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”) approved by the Board on the Effective Date. The Nathanielsz Options have a term of 10 years from the date of grant. 1/3rd of the Nathanielsz Options shall vest every successive one-year anniversary following the Effective Date, provided, that on each such vesting date Mr. Nathanielsz is employed by the Company and subject to the other provisions of the Employment Agreement. The Initial Nathanielsz RSUs shall vest on the one-year anniversary of the Effective Date, subject to Mr. Nathanielsz’s continued employment with the Company through such vesting date. The Additional Nathanielsz RSUs will vest as follows, subject to Mr. Nathanielsz’s continued employment with the Company through the applicable vesting date: (i) 3,900,000 of the Additional Nathanielsz RSUs shall vest upon the Company submitting Clinical Trial Application (the “CTA”) for PRP, the Company’s lead product candidate (“PRP”), for a First-In-Human study for PRP (the “Study”) in an applicable jurisdiction to be selected by the Company, (ii) 3,900,000 of the Additional Nathanielsz RSUs shall vest upon the CTA being approved in an applicable jurisdiction, (iii) 3,900,000 of the Additional RSUs shall vest upon the Company completing an equity financing in the amount of at least $4,000,000 in gross proceeds, (iv) 3,900,000 of the Additional Nathanielsz RSUs shall vest upon the shares of the Company’s Common Stock being listed on a senior stock exchange (NYSE, NYSEMKT or NASDAQ), and (v) the remaining 3,900,000 of the Additional Nathanielsz RSUs shall vest upon the Company enrolling its first patient in the Study. Each vested Nathanielsz RSU shall be settled by delivery to Mr. Nathanielsz of one share of Common Stock and/or the fair market value of one share of Common Stock in cash, at the sole discretion of the Board and subject to the Plan, on the first to occur of: (i) the date of a Change of Control (as defined in the Employment Agreement), (ii) the date that is ten business days following the vesting of such Nathanielsz RSU, (iii) the date of Mr. Nathanielsz’s death or Disability (as defined in the Employment Agreement), and (iv) Mr. Nathanielsz’s employment being terminated either by the Company without Cause or by Mr. Nathanielsz for Good Reason (each as defined in the Employment Agreement). In the event of a Change of Control, any unvested portion of the Nathanielsz Options and the Nathanielsz RSUs shall vest immediately prior to such event. Each Nathanielsz RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the Plan, may be left to the discretion of the Board.

If Mr. Nathanielsz’s employment is terminated by the Company without Cause or by Mr. Nathanielsz for Good Reason (subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (x) the Company will be obligated to pay Mr. Nathanielsz certain accrued obligations, any unpaid Prior Year Bonus and any Pro Rata Bonus (each as defined in the Employment Agreement) for a period from the termination date through the lesser of 12 months or the period through and inclusive of the last day of the Term, (y) all of the unvested Nathanielsz Options and other equity awards (other than Nathanielsz RSUs) shall automatically accelerate and become vested and exercisable for a period of 6 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and (z) all of the unvested Nathanielsz RSUs shall automatically and immediately become vested, as of the termination date, and such vested Nathanielsz RSUs shall be settled as set forth in the Employment Agreement, and all restrictions on such equity awards shall automatically and immediately lapse. The Employment Agreement contains customary restrictive covenants for the benefit of the Company, including a one-year non-compete provision, non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Julian Kenyon’s Amended and Restated Services Agreement

On the Effective Date, the Company entered into an Amended and Restated Services Agreement (the “Services Agreement”) with Dr. Kenyon, the Company’s Chief Scientific Officer and a director, for a term of three years (the “Term”), subject to automatic one-year renewals, at an annual salary of $54,000 AUD. In connection with the execution of the Services Agreement, Dr. Kenyon was designated as an executive officer of the Company and assumed a more active executive role with the Company. Dr. Kenyon was also granted options (the “Kenyon Options”) to purchase 9,750,000 shares of the Company’s Common Stock, with an exercise price per share equal to 100% of the closing market price of the Common Stock on the date of approval of such grant by the Board, (ii) 9,750,000 restricted stock units of the Company (the “Initial Kenyon RSUs”), and (iii) an additional 9,750,000 restricted stock units of the Company (the “Additional Kenyon RSUs” and together with the Initial RSUs, the “Kenyon RSUs”). The Kenyon Options and the Kenyon RSUs were granted pursuant to the Plan. The Kenyon Options have a term of 10 years from the date of grant. 1/3rd of the Kenyon Options shall vest every successive one-year anniversary following the Effective Date, provided, that on each such vesting date Dr. Kenyon is employed by the Company and subject to the other provisions of the Services Agreement. The Initial Kenyon RSUs shall vest on the one-year anniversary of the Effective Date, subject to Dr. Kenyon’s continued employment with the Company through such vesting date. The Additional Kenyon RSUs will vest as follows, subject to Dr. Kenyon’s continued employment with the Company through the applicable vesting date: (i) 2,437,500 of the Additional Kenyon RSUs shall vest upon the Company submitting the CTA for PRP for the Study in an applicable jurisdiction to be selected by the Company, (ii) 2,437,500 of the Additional Kenyon RSUs shall vest upon the Company completing an equity financing in the amount of at least $4,000,000 in gross proceeds, (iii) 2,437,500 of the Additional Kenyon RSUs shall vest upon the shares of the Company’s Common Stock being listed on a senior stock exchange (NYSE, NYSEMKT or NASDAQ), and (iv) the remaining 2,437,500 of the Additional Kenyon RSUs shall vest upon the Company enrolling its first patient in the Study. Each vested Kenyon RSU shall be settled by delivery to Mr. Kenyon of one share of Common Stock and/or the fair market value of one share of Common Stock in cash, at the sole discretion of the Board and subject to the Plan, on the first to occur of: (i) the date of a Change of Control (as defined in the Services Agreement), (ii) the date that is ten business days following the vesting of such Kenyon RSU, (iii) the date of Dr. Kenyon’s death or Disability (as defined in the Services Agreement), and (iv) Dr. Kenyon’s employment being terminated either by the Company without Cause or by Dr. Kenyon for Good Reason (as defined in the Services Agreement). In the event of a Change of Control (as defined in the Services Agreement), 50% of any unvested portion of the Kenyon Options and the Kenyon RSUs shall vest immediately prior to such event. Each Kenyon RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the Plan, may be left to the discretion of the Board.

If Dr. Kenyon’s employment is terminated by the Company without Cause or by Dr. Kenyon for Good Reason (each as defined in the Services Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (x) the Company will be obligated to pay Dr. Kenyon certain accrued obligations and severance in the form of salary payments for a period of 12 months, (y) 50% of the unvested Kenyon Options and other equity awards (other than Kenyon RSUs) shall automatically accelerate and become vested and exercisable for a period of 3 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and (z) 50% of the unvested Kenyon RSUs shall automatically and immediately become vested, as of the termination date, and such vested Kenyon RSUs shall be settled as set forth in the Services Agreement, and all restrictions on such equity awards shall automatically and immediately lapse. The Services Agreement contains customary restrictive covenants for the benefit of the Company, including a two-year non-compete provision, non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

The shares of the Company’s Common Stock underlying the Nathanielsz Options, the Kenyon Options and the Nathanielsz RSUs and the Kenyon RSUs, if any, will be issued in a private placement that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On the Effective Date, the Board adopted the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), which reserves a total of 117,000,000 shares of the Company’s Common Stock for issuance under the 2019 Plan. As described below, incentive awards authorized under the 2019 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If an incentive award granted under the 2019 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2019 Plan.

Administration ― The Board of Directors will administer the 2019 Plan. Subject to the terms of the 2019 Plan, the Board of Directors has complete authority and discretion to determine the terms upon which awards may be granted under the 2019 Plan.

Grants ― The 2019 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and stock appreciation rights, as described below:

●	Options granted under the 2019 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of Common Stock covered by an option generally cannot be less than the fair market value of Common Stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of Common Stock on the date of grant.

●	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

●	The Board of Directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

●	The 2019 Plan authorizes the granting of stock awards. The Board of Directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2019 Plan upon the number of shares of our common stock that may be awarded or sold under the 2019 Plan) and the terms applicable to each award, including performance restrictions.

●	Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR.

Duration, Amendment, and Termination ― The Board of Directors has the power to amend, suspend or terminate the 2019 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2019 Plan would terminate ten years after it is adopted.

As of the date of this Current Report, except as described above, no awards or any shares of Common Stock have been issued under the 2019 Plan.

In addition, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On the Effective Date, the Board approved a form of Indemnification Agreement (“Indemnification Agreement”) for each of its officers and directors. The Indemnification Agreement requires the Company to indemnify directors and officers and to advance expenses on behalf of such director or officer to the fullest extent permitted by applicable law and establish the procedures by which a director or executive officer may request and receive indemnification. The Indemnification Agreement is in addition to other rights to which a director or officer may be entitled under the Company’s Certificate of Incorporation, Bylaws and applicable law.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such agreement, which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1*	Amended and Restated Employment Agreement, dated as of May 14, 2019, between the Company and James Nathanielsz.
10.2*	Amended and Restated Services Agreement, dated as of May 14, 2019, between the Company and Dr. Julian Kenyon.
10.3*	2019 Equity Incentive Plan.
10.4*	Form of Indemnification Agreement.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
Dated: May 15, 2019	Title:	Chief Executive Officer and Chief Financial Officer